UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2005

SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26734 (Commission File Number)	77-0191793 (IRS Employer Identification No.)

140 Caspian Court, Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 542-0500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On January 27, 2005, SanDisk Corporation (“the Registrant”) issued a press release to report its financial results for its fourth quarter and fiscal year ended January 2, 2005. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     The information contained herein and in the accompanying Exhibit 99.1 shall be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, where such incorporation is provided for, and shall be specifically incorporated by reference into our currently effective registration statements on Form S-3 and Form S-8. Except as provided in the previous sentence, the information in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

Exhibit
Number	Description of Document
99.1	Press Release of SanDisk Corporation dated January 27, 2005 to report its financial results for its fourth quarter and fiscal year ended January 2, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2005

SanDisk Corporation
By:	/s/ Judy Bruner
	Name:	Judy Bruner
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Description of Document
99.1	Press Release of SanDisk Corporation dated January 27, 2005 to report its financial results for its fourth quarter and fiscal year ended January 2, 2005.